UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2008

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

Martin L. Miller, the Company’s Chief Accounting Officer, left the Company effective May 22, 2008.

On May 23, 2008, the Company announced that William G. Waters was appointed to serve as the Company’s new Chief Accounting Officer effective immediately.  Mr. Waters, 39, previously served as the Chief Financial Officer of Coors Brewing Company, a wholly owned subsidiary of the Company, since 2006, Vice President of Supply Chain Finance for Coors Brewing Company from 2005 to 2006, and Vice President, Finance of Coors Brewers Worldwide, a wholly owned subsidiary of the Company, from 2003 to 2005.  Prior to that, he served in a variety of senior financial positions since joining the Company’s predecessor in 1993.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: May 23, 2008	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer